SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                    July 1, 1999

                       Palomar Medical Technologies, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

     Delaware                               001-11177                                   04-3128178
-----------------------------------------------------------------------------------------------------------
(State or Other Jurisdiction                (Commission                                 (IRS Employer
     of Incorporation)                      File Number)                                Identification No.)


45 Hartwell Avenue, Lexington, Massachusetts                          02421-3102
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


                                  781-676-7300
--------------------------------------------------------------------------------
               Registrant's telephone number, including area code


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On July 1, 1999 Palomar Medical Technologies, Inc. issued a press release regarding the final report of the Independent Inspector of Election in connection with the annual meeting of stockholders held on June 23, 1999. A copy of the press release is attached hereto and incorporated by reference.

ITEM 7.  EXHIBITS.

99.1      Press Release dated July 1, 1999.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PALOMAR MEDICAL TECHNOLOGIES, INC.

Date:    July 1, 1999

                                              By: /s/ Louis P. Valente
                                                 -------------------------------
                                              Name:    Louis P. Valente
                                              Title:   President and
                                                       Chief Executive Officer

                                 EXHIBIT INDEX
                                 -------------
Exhibit No.         Description
-----------         -----------

   99.1             Press Release of Palomar Medical Technologies, Inc., dated
                    July 1, 1999